BORROWER: 3889

                            PROMISSORY NOTE
                        ACLC 1999-2 SBL PROGRAM

$14,222,222.28                                      October 5, 1999


     FOR VALUE RECEIVED, the undersigned The Quizno's Corporation; The Quizno's Operating Company; S & S Company; The Quizno's Realty Company; The Quizno's Acquisition Company; The Quizno's Licensing Company; and Quizno's Kansas, LLC, (collectively the "Borrower") hereby promises to pay to the order of AMRESCO Commercial Finance, Inc., a Nevada corporation (together with its successors and assigns, the "Lender"), the principal sum of Twelve Million Eight Hundred Thousand Dollars and No Cents ($12,800,000.00) (the "Aggregate Loan Amount") and an amount of up to One Million Four Hundred Twenty Two Thousand Two Hundred Twenty Two Dollars and Twenty Eight Cents ($1,422,222.28) (the "Aggregate Credit Enhancement Amount"), and all other amounts owed under the Loan Documents, together with all interest accrued thereon, at the times and place and in the manner specified in the Loan Documents.

     This Promissory Note is one of a series of notes (the "Program Notes") issued by certain business owners or landlords of commercial properties (the "Program Borrowers") in connection with loans (the "Program Loans") made or to be made by the Lender to the Program Borrowers as part of the ACLC 1999-2 SBL Program. This Promissory Note evidences the Borrower's obligation, inter, alia,
(i) to repay the loan(s) (each of the loans set forth on Schedule I attached hereto and made a part hereof, a "Loan" and, collectively, the "Loans") made by the Lender to the Borrower on the date hereof in an aggregate principal amount equal to the Aggregate Loan Amount, (ii) to guarantee the payment of delinquencies or defaults in respect of Program Loans or any obligations in connection therewith, as determined in Lender's sole discretion ("Program Loan Deficiencies"; each such delinquent or defaulted Program Loan or related obligation, a "Delinquent Program Loan") in an amount up to the Aggregate Credit Enhancement Amount, (iii) to pay, subject to rebate, the Scheduled Monthly Credit Enhancement Obligation Payment (as hereinafter defined) and (iv) to pay interest on the Aggregate Loan Amount. For purposes of this paragraph, a "delinquent" Program Loan is defined as a Program Loan where the loan payments are past due by one or more days. Moreover, a "defaulted" Program Loan is defined as a Program Loan where an Event of Default has occurred and remains uncured (as defined in the Borrower's Pledge and Security Agreement).

     1. Definitions. Terms defined in the Pledge and Security Agreement, dated as of the date hereof (the "Security Agreement"), between the Borrower and the Lender which are not otherwise defined herein shall have the meanings ascribed to such terms in the Security Agreement. The following terms shall have the meanings set forth on Schedule II attached hereto and made a part hereof: ACLC 1999-2 SBL Program, ACFI Closing Settlement Statement, Closing Payment, Credit Enhancement Amount, Funding Date, Interest Rate, Loan Amount, Loan Deficiency, Note Amount, Ratable Share, Scheduled Monthly Credit Enhancement Obligation Payment, Scheduled Monthly Loan Payment, State and Stated Maturity Date. All terms defined in the singular will have the same meaning when used in the plural and vice versa.

     2. Interest. The Borrower agrees to pay interest on the outstanding Note Amount at the Interest Rate from the date any loan proceeds are advanced (the "Closing Date") until the Loans have been discharged or otherwise paid in full in accordance with the terms hereof. Interest shall be payable in one (1) month installments, on the first day of every calendar month (each such date, a
 "Payment Date") and, unless otherwise expressly stated, in arrears. Interest on the Aggregate Loan Amount shall be paid as part of the Scheduled Monthly Loan Payment, and interest on the outstanding Aggregate Credit Enhancement Amount shall be paid, subject to rebate, as the Scheduled Monthly Credit Enhancement Obligation Payment. All computations of interest shall be made by the Lender on the basis of a year of 360 days and shall be allocated in twelve (12) equal monthly installments.

     Notwithstanding the foregoing paragraph, upon the occurrence and during the continuation of an Event of Default, the Borrower shall instead pay interest on the outstanding Note Amount at a rate (the "Default Rate") per annum equal to the Interest Rate plus three percent (3.00%), payable upon demand by the Lender. All obligations hereunder which are not paid by the Borrower when due and payable shall bear interest at the Default Rate.

     3. Guarantee. As more fully specified herein, the Borrower hereby irrevocably and unconditionally guarantees and promises to pay to the Lender (the "Guarantee") an amount up to the Aggregate Credit Enhancement Amount plus the aggregate Scheduled Monthly Credit Enhancement Obligation Payments for the payment of Program Loan Deficiencies.

     4. Required Payments and Rebates.

     (a) Closing Payment. On the Closing Date, the Borrower shall pay the Closing Payment to the Lender. The Closing Payment equals the sum of (i) interest payable on each Loan Amount from the Closing Date to the first day of the next calendar month thereafter, (ii) the Scheduled Monthly Loan Payment for each Loan and (iii) the Scheduled Monthly Credit Enhancement Obligation Payment for each Loan.

     (b) Scheduled Monthly Loan Payments. The Borrower agrees to pay the Lender an amount equal to the Scheduled Monthly Loan Payment for each Loan (i) on the Closing Date (as part of the Closing Payment) and (ii) on each Payment Date thereafter, commencing on the first day of the third calendar month following the calendar month in which the Closing Date occurs or, if the Closing Date occurs on a Payment Date, on the first day of the second calendar month following the calendar month in which the Closing Date occurs (the "Initial Payment Date"), until the earliest of (A) the acceleration or prepayment of such Loan (subject to the fulfillment of prepayment amounts under Section 5b),
(B) the applicable Loan Amount Repayment Date (as defined in Section 4(e), below) or (C) the applicable Stated Maturity Date. The Scheduled Monthly Loan Payment for each Loan equals (1) the monthly installment amount which will fully amortize the Loan Amount and the Credit Enhancement Amount of such Loan (including the applicable interest on such amounts) over the period from the calendar month preceding the Initial Payment Date through the applicable Stated Maturity Date less (2) the Scheduled Monthly Credit Enhancement Obligation Payment for such Loan.

     (c) Scheduled Monthly Credit Enhancement Obligation Payments. The Borrower agrees to pay the Lender an amount equal to the Scheduled Monthly Credit Enhancement Obligation Payment for each Loan (i) on the Closing Date (as part of the Closing Payment) and (ii) on each Payment Date, commencing on the Initial Payment Date, until the earliest of (A) the discharge, acceleration or prepayment of such Loan (subject to the fulfillment of prepayment amounts under Section 5b), (B) payment in full of the applicable Credit Enhancement Amount or (C) the applicable Stated Maturity Date. Each Scheduled Monthly Credit Enhancement Obligation Payment shall be subject to the Monthly Enhancement Rebate provided for in
Section 4(d), below.

     (d) Monthly Enhancement Rebates.

        (i) If, on any Payment Date, there are no outstanding Program Loan Deficiencies, the Borrower shall be entitled to a rebate on each Loan (a "Monthly Enhancement Rebate") in an amount equal to the Scheduled Monthly Credit Enhancement Obligation Payment for such Loan plus the Borrower's pro rata portion of recoveries of Program Loan Deficiencies with respect to previously paid Scheduled Monthly Credit Enhancement Obligation Payments which have not been previously rebated. On the Initial Payment Date, if there are no outstanding Program Loan Deficiencies, the Borrower shall also be entitled to a rebate of the Scheduled Monthly Credit Enhancement Obligation Payments paid pursuant to clause (iii) of Section 4(a).

        (ii) If, on any Payment Date, there are outstanding Program Loan Deficiencies, the amount of each Monthly Enhancement Rebate will be reduced, in whole or in part, by an amount which would equal the Borrower's pro rata portion of such Program Loan Deficiency or Deficiencies multiplied by the applicable Ratable Share, provided, however, that in no event shall the Monthly Enhancement Rebate be reduced by more than the Scheduled Monthly Credit Enhancement Obligation Payment. For the purposes of this subsection (ii), the Borrower's pro rata portion of any Program Loan Deficiency shall be calculated by (A) dividing the Borrower's aggregate Scheduled Monthly Credit Enhancement Obligation Payments by the aggregate Scheduled Monthly Credit Enhancement Obligation Payments of all non-delinquent Program Loans and (B) multiplying such amount by the Program Loan Deficiency or Deficiencies.

        (iii) Any payment (excluding prepayments) made under this Promissory Note which is less than (A) the aggregate of (1) the Scheduled Monthly Loan Payment on each Loan and (2) the Scheduled Monthly Credit Enhancement Obligation Payment on each Loan minus (B) the allocated Monthly Enhancement Rebate, if any, shall be applied ratably among the Loans, in accordance with their respective Ratable Shares (see Schedule I), creating a Loan Deficiency on each of the Borrower's Loans. If the Borrower's Loans are subject to any Loan Deficiency, the Borrower will not be entitled to any Monthly Enhancement Rebate on any Loan.

         (iv) Each Monthly Enhancement Rebate, if any, will be credited against the payment of the Scheduled Monthly Credit Enhancement Obligation Payment for the applicable Loan due on the immediately succeeding Payment Date.

     (e) Discharge; Repayment of the Credit Enhancement Amount.

          (i) At any time after the Loan Amount of any Loan has been paid in full by the Borrower pursuant to Section 4(b), above (the "Loan Amount Repayment Date"), the Borrower may elect to have such Loan discharged by making a payment in an amount (the "Discharge Amount") equal to the lesser of (A) the outstanding Credit Enhancement Amount of such Loan and (B) the Program Credit Enhancement Amount (as defined in Section 5, below), if any, as of such date.

         (ii) In the event that the Borrower does not elect to discharge any Loan in accordance with paragraph (i), above, on the applicable Loan Amount Repayment Date, the Borrower shall instead repay the outstanding Credit Enhancement Amount of such Loan in monthly installments (each such installment to be in an amount equal to the Scheduled Monthly Loan Payment for such Loan) on each Payment Date, commencing on the first Payment Date following the Loan Amount Repayment Date, until the earliest of (A) payment in full of the outstanding Credit Enhancement Amount, (B) the discharge or acceleration of such Loan (in accordance with Section 4 and 5) or (C) the applicable Stated Maturity Date.

        (iii) Upon payment of the Loan Amount and either (A) the Discharge Amount of any Loan or (B) the amount described in Section 4(e)(ii), such Loan and the Borrower's obligations hereunder relating to such Loan shall be terminated.

     (f) Stated Maturity Date. Unless earlier repaid, prepaid or accelerated hereunder, the outstanding Loan Amount of each Loan and all accrued and unpaid interest thereon, the outstanding Credit Enhancement Amount of such Loan and all accrued and unpaid Scheduled Monthly Credit Enhancement Obligation Payments shall be due and payable in full on the applicable Stated Maturity Date.

     5.  Prepayments.

     (a) Procedures. Each Loan is subject to prepayment in whole, but not in part. In the event of prepayment, Borrower shall pay the Prepayment Amount as said term is defined below. The Prepayment Amount is due and payable regardless of whether the prepayment by Borrower is made voluntarily or involuntarily, including any prepayment required by the holder's exercise of its rights of acceleration in the Event of Default. In the event that the Borrower elects to prepay any Loan, the Borrower shall deliver written notice (the "Prepayment Notice") of such prepayment election to the Lender not less than thirty (30) days nor more than sixty (60) days from the proposed prepayment date (the "Prepayment Date"). Within twenty (20) days of the Lender's receipt of such Prepayment Notice, the Lender shall deliver a written notice to the Borrower setting forth the estimated total amount of the Prepayment Amount (as defined below) payable on the proposed Prepayment Date, which amount shall be subject to adjustment for Delinquent Program Loans and changes in the Reinvestment Rate.

     (b) Prepayment Amount. On the Prepayment Date, the Borrower shall pay the Lender an amount, with respect to the Loan to be prepaid (the "Prepayment Amount"), equal to the sum of (i) the outstanding Loan Amount on the Prepayment Date, (ii) all interest accrued and unpaid on the Loan Amount from the immediately preceding Payment Date through the Prepayment Date, if any, plus an additional month of interest on the Loan Amount, (iii) all accrued and unpaid Scheduled Monthly Credit Enhancement Obligation Payments due to the Prepayment Date, (iv) if any Program Loan Deficiencies exist on the Prepayment Date, the lesser of (A) the outstanding Credit Enhancement Amount and (B) the Program Credit Enhancement Amount (the "Credit Enhancement Prepayment"), and (v) with regard only to the Loan set forth on Schedule I as Loan Number "Consolidated" the Make Whole Premium.

     (c) Definitions. For purposes of this Section 5, the following terms have the following meanings:

          "Discounted Value" means, with respect to each Loan, the amount calculated by discounting all Remaining Scheduled Monthly Loan Payments from their respective scheduled due dates to the Prepayment Date, in accordance with acceptable financial practice and at a discount factor (applied on a monthly basis) equal to the Reinvestment Rate.

          "Make Whole Premium" means, with respect to each Loan for the first seven (7) years from the Funding Date, a premium equal to the excess, if any, of the Discounted Value over the outstanding Loan Amount, and anytime thereafter, 1% of the outstanding Loan Amount. The Make Whole Premium shall in no event be less than zero.

          "Program Credit Enhancement Amount" means, with respect to each Loan, an amount equal to the product of (i) the ratio of (A) the outstanding Loan Amount plus the outstanding Credit Enhancement Amount on the Prepayment Date of such prepaying Program Loan to (B) the outstanding Loan Amounts plus the outstanding Credit Enhancement Amounts of all Program Loans that are not Delinquent Program Loans, multiplied by (ii) the sum (without duplication) of (A) the Program Prepayment Amounts for all Delinquent Program Loans on the Prepayment Date plus (B) any other outstanding Program Loan Deficiencies on the Prepayment Date.

          "Program Prepayment Amount" means, with respect to any Delinquent Program Loan, an amount equal to the sum of (i) the outstanding Loan Amount of such Delinquent Program Loan on the Prepayment Date, (ii) all accrued and unpaid interest on such Delinquent Program Loan to the Prepayment Date, (iii) all accrued and unpaid Scheduled Monthly Credit Enhancement Obligation Payments on such Delinquent Program Loan to the Prepayment Date, and (iv) the Make Whole Premium with respect to such Delinquent Program Loan.

          "Reinvestment Rate" means the bond equivalent yield to maturity implied by either (i) the yield reported, as of 10:00 A.M. (New York City time) on the business day next preceding the Prepayment Date, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded United States Treasury obligations having a maturity equal to the Remaining Average Life, or
(ii) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported (for the latest day for which such yields shall have been so reported as of the business day next preceding the Prepayment Date) in Federal Reserve Statistical Release H. 15 (519) (or any comparable successor publication) for actively traded United States Treasury obligations having a constant maturity equal to the Remaining Average Life. Such implied yield shall be determined, if necessary, by (A) converting United States Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice, and (B) interpolating linearly between reported yields.

          "Remaining Average Life" means, with respect to each Loan, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) the outstanding Loan Amount on the Prepayment Date into (ii) the sum of the products obtained by multiplying (A) the principal portion of each Remaining Scheduled Monthly Loan Payment by (B) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Prepayment Date and the Loan Amount Repayment Date.

          "Remaining Scheduled Monthly Loan Payments" means, with respect to each Loan, an amount equal to the sum of all Scheduled Monthly Loan Payments that would be due during the period from the Prepayment Date to and including the Loan Amount Repayment Date.

     6. Payment Procedures.

     (a) Method and Timing. The Borrower shall make each payment due hereunder in one aggregate amount per calendar month, not later than 3:00 p.m. (New York City time) on the day when due, in lawful money of the United States of America (in freely transferable U.S. dollars and in immediately available funds), at such place or places identified by Lender by Electronic Transfer of Funds. BY WRITTEN NOTICE TO THE BORROWER, THE LENDER MAY REQUEST BORROWER TO MAKE SUCH PAYMENTS AT OTHER PLACES AND BY OTHER METHODS AND BORROWER SHALL THEREAFTER MAKE SUCH PAYMENTS IN ACCORDANCE WITH SUCH WRITTEN NOTICE FROM LENDER.

     (b) Business Day. Whenever a payment to be made under this Promissory Note shall be due and payable on a Saturday, Sunday or legal holiday under the laws of the State or a date on which banking institutions located in New York, New York are authorized or required to close, such payment shall be made on the next succeeding business day.

     (c) Computation of Time Periods. In this Promissory Note, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including".

     (d) Calculations. All calculations of the Monthly Enhancement Rebate, the Make Whole Premium and other amounts due on prepayment or acceleration and the amounts actually received by the Lender with respect to Delinquent Loans will be made by the Lender and audited monthly by an independent third-party selected by the Lender (or its agent or representative). The Borrower agrees that all such calculations will be conclusive and binding, absent manifest error.

     (e) Application. The Lender shall apply timely payments made under this Promissory Note in the following order with respect to each Loan: (i) to accrued and unpaid interest on the Loan Amount, (ii) to any late payment charges due pursuant to Section 6(f), below, (iii) to accrued and unpaid Scheduled Monthly Credit Enhancement Obligation Payments, (iv) to the Make Whole Premium, if any,
(v) to the Loan Amount, until the outstanding Loan Amount is zero, and (vi) the balance, if any, to the Credit Enhancement Amount to the extent then due and unpaid. Notwithstanding the foregoing, any payment (excluding prepayments) made under this Promissory Note which is less than (A) the aggregate of (1) the Scheduled Monthly Loan Payment on each Loan and (2) the Scheduled Monthly Credit Enhancement Obligation Payment on each Loan minus (B) the allocated Monthly Enhancement Rebate, if any, shall be applied ratably among the Loans, in accordance with their respective Ratable Shares.

     (f) Late Payment Charge: If, on any Payment Date, the Lender has not received the full Scheduled Monthly Loan Payment due on such Payment Date in accordance with Section 6(a), above, the Borrower shall pay to the Lender, promptly on demand, as liquidated damages, a late payment charge of $750 per Loan.

     7.  Concerning the Guarantee.

     (a) Nature of the Guarantee. The Guarantee is absolute, unconditional, irrevocable and continuing in nature. The Guarantee is a guarantee of prompt and punctual payment and performance and is not merely a guarantee of collection. The obligations of the Borrower under this Promissory Note with respect to the Guarantee are direct and primary obligations of the Borrower and are independent of the obligations (the "Program Obligations") of any Program Borrower or any other Person with respect to any Program Note or any document or instrument relating thereto (each a "Program Loan Document" and, collectively, the "Program Loan Documents"), and a separate action or actions may be brought and prosecuted against the Borrower to enforce the Guarantee, irrespective of whether any action is brought against any Program Borrower or any other Person or whether any Program Borrower or any other Person is joined in any such action or actions. The liabilities and obligations of the Borrower under this Promissory Note shall be absolute and unconditional notwithstanding any event or occurrence, including without limitation:

          (i) any lack of validity or enforceability of any Program Loan
Document;

         (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Program Obligations under any Program Document, or any other amendment or waiver of or any consent to departure therefrom including, without limitation, any increase in any Program Loan;

        (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the Program Obligations;

         (iv) any manner of application of any collateral, or proceeds thereof, to all or any of the Program Obligations, or any manner of sale or other disposition of any collateral or any other assets of the Program Borrowers;

          (v) any change, restructuring or termination of the structure or existence of any Program Borrower;

         (vi) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against the Lender, whether in connection with the transactions contemplated by this Promissory Note and the other Loan Documents or otherwise;

        (vii) any impossibility or impracticality of performance, illegality, force majeure, any act of government, or any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Program Borrower or a guarantor, or any other circumstance or event or happening whatsoever, whether foreseen or unforeseen and whether similar or dissimilar to anything referred to above in this Section 7; or

       (viii) any variation in the percentage amount of Aggregate Credit Enhancement among Program Borrowers.

     The Guarantee shall continue to be effective or be reinstated (at any time, including, without limitation, after discharge or termination of any Loan or this Promissory Note), as the case may be, if at any time any payment (or part thereof) of any of the Program Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of any Program Borrower, all as though such payment had not been made.

     (b) Relationship to Other Agreements. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by the Borrower or in connection with the Program Obligations, but each and every term and condition hereof shall be in addition thereto.

     (c) Consents and Waivers. The Borrower acknowledges that the obligations undertaken herein involve the guarantee of obligations of Persons other than the Borrower and, in full recognition of that fact, consents and agrees that the Lender may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof:
(i) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Program Obligations or any part thereof; (ii) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Program Obligations or any part thereof, or any of the Program Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Program Documents or the Program Obligations or any part thereof; (iv) accept partial payments on the Program Obligations; (v) receive and hold additional security or guaranties for the Program Obligations or any part thereof; (vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as the Lender in its sole and absolute discretion may determine; (vii) release any Person from any personal liability with respect to the Program Obligations or any part thereof;
(viii) settle, release on terms satisfactory to the Lender or by operation of applicable laws or otherwise liquidate or enforce any Program Obligation and any security or guarantee therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or (ix) consent to the merger, change or any other restructuring or termination of the partnership or corporate existence, as the case may be, of the Borrower, any Program Borrower or any other Person, and correspondingly restructure the Program Obligations, and any such merger, change, restructuring or termination shall not affect the liability of the Borrower or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Program Obligations. In addition to the foregoing, the Borrower consents and agrees that Lender may add or delete Program Borrowers and Program Loans. Borrower waives any defense to enforcement of this guarantee based upon variation of risk in the addition or deletion of Program Borrowers or in adding or deleting Program Loans before or after the date hereof.

     The Borrower hereby waives promptness, diligence, notice of acceptance, presentment, demand, notice of dishonor, protest and any other notice with respect to any of the Program Obligations and the Guarantee and any requirement that the Lender or any Program Borrower protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against any Program Borrower or any other Person or any collateral. Borrower hereby waives any rights it may now or hereinafter have to an appraisal of any security or collateral for the Program Obligations, including, without limitation, any such rights provided by statute. BORROWER ALSO WAIVES ALL DEFENSES THAT IT MAY BE ENTITLED TO UNDER SURETYSHIP LAW REGARDING THE GUARANTEE

     (d) Subrogation.

          (i) Except as set forth in subsection (ii), below, the Borrower will not exercise any rights which it may acquire by way of subrogation under the Guarantee, by any payment made hereunder or otherwise.

         (ii) If the Borrower should make a payment under the Guarantee, the Borrower's sole claim and recourse for repayment of amounts so paid shall be to amounts actually received by the Lender in respect of Program Loan Deficiencies and held by the Lender for credit against either the next Scheduled Monthly Credit Enhancement Obligation Payment or the next Scheduled Monthly Loan Payment due from the Borrower on each Loan; provided, however, that if the Borrower prepays a Loan and pays a Credit Enhancement Prepayment, such Borrower is not entitled to any future recoveries with respect to such Loan. The Lender does not represent or warrant that (A) any such amounts will be recovered on Delinquent Program Loans, (B) amounts recovered on Delinquent Program Loans or other monies will be actually received and held by the Lender for such credit, or (C) to the extent, if any, that such monies are so received and held by the Lender, such monies will be sufficient to reimburse or indemnify the Borrower for all amounts paid under the Guarantee.

     (e) Liability. The liability of the Borrower hereunder is joint and several and is independent of any other guaranties at any time in effect with respect to all or any part of the Program Obligations, and the Borrower's liability hereunder may be enforced regardless of the existence of any such guaranties. Any termination by or release of any guarantor in whole or in part shall not affect the continuing liability of the Borrower hereunder, and no notice of any such termination or release shall be required.

     (f) Borrower is entering into the Guarantee as a material inducement to Lender to make the Loans and Borrower acknowledges that Lender would not make such Loans absent the Guarantee.

     8. Security Arrangements. This Promissory Note is entitled to the benefits of and is secured by the pledge, liens, security title, rights and security interests granted under the Security Agreement and the other Loan Documents, as the same may be amended, supplemented or renewed, from time to time.

     9. Remedies. If an Event of Default occurs, the Lender may take (but is not obligated to take) any or all of the following actions: (a) declare the entire Note Amount, all interest, the Make Whole Premium on each Loan and any other amounts payable hereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, (b) proceed to enforce or cause to be enforced any remedies provided under any of the Loan Documents or (c) exercise any other remedies available at law or in equity. The Borrower agrees that upon the occurrence of an Event of Default, the Borrower shall pay all costs and expenses actually incurred by Lender (including, without limitation, reasonable attorney's fees and disbursements) incident to the enforcement, collection, protection or preservation of any right or claim of the Lender under the Loan Documents, including any such fees or costs incurred in connection with any bankruptcy or insolvency proceeding or Borrower.

     10. UNDERSTANDINGS WITH RESPECT TO WAIVERS, AGREEMENTS AND CONSENTS:
THE BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS, AGREEMENTS AND CONSENTS ("WAIVERS") SET FORTH IN THIS PROMISSORY NOTE BOTH AS BORROWER HEREUNDER AND AS GUARANTOR WITH RESPECT TO THE GUARANTEE, AND THAT EACH AND ALL SUCH WAIVERS ARE BEING MADE KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY. THE BORROWER FURTHER ACKNOWLEDGES THAT THE GUARANTEE AND SUCH WAIVERS ARE A MATERIAL INDUCEMENT TO THE LENDER TO MAKE THE LOANS TO THE BORROWER; THAT THE TERMS OF THE LOANS ARE FAVORABLE TO BORROWER AND THAT THE LENDER WOULD NOT HAVE MADE THE LOANS ON SUCH TERMS WITHOUT SUCH GUARANTEE AND WAIVERS; AND THE BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES SUCH WAIVERS WITH RESPECT TO EACH OTHER PROGRAM LOAN. THE BORROWER ACKNOWLEDGES AND AGREES THAT NEITHER THE LENDER, NOR ANY OF ITS AFFILIATES, AGENTS OR REPRESENTATIVES HAS MADE AND NO SUCH PERSON IS MAKING OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE GUARANTEE, INCLUDING ANY REPRESENTATION OR WARRANTY CONCERNING ANY PROGRAM BORROWER'S PERFORMANCE, THE FINANCIAL CONDITION OF ANY PROGRAM BORROWER, OR THE ABILITY OF ANY PROGRAM BORROWER TO PERFORM ITS PROGRAM OBLIGATIONS. THE BORROWER ACKNOWLEDGES THAT IT HAS SUFFICIENT KNOWLEDGE AND EXPERIENCE TO BE CAPABLE OF EVALUATING THE RISKS OF ITS LOAN AND GUARANTEE. IF ANY OF THE WAIVERS HEREIN ARE DETERMINED TO BE UNENFORCEABLE UNDER APPLICABLE LAW, SUCH WAIVERS SHALL BE EFFECTIVE TO THE MAXIMUM EXTENT PERMITTED BY SUCH LAW.

     11. WAIVER OF TRIAL BY JURY. THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND THE LENDER BY ITS ACCEPTANCE OF THIS PROMISSORY NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS PROMISSORY NOTE.

     12. LIMITATION ON INTEREST. NOTWITHSTANDING ANY OTHER PROVISION HEREOF, IN NO EVENT SHALL THE AMOUNT OR RATE OF INTEREST OR OTHER AMOUNTS PAYABLE, CONTRACTED FOR, CHARGED OR RECEIVED UNDER OR IN CONNECTION WITH THIS PROMISSORY NOTE, FROM TIME TO TIME OR FOR WHATEVER REASON, EXCEED THE MAXIMUM RATE OR AMOUNT, IF ANY, SPECIFIED BY APPLICABLE LAW. IF ANY SUCH PAYMENT IS FOUND TO
BE USURIOUS, SUCH PORTION OF THE PAYMENT THAT IS CONSIDERED USURIOUS SHALL BE TREATED AS A PRINCIPAL PAYMENT.

     13. Miscellaneous.

     (a) Amendment. Neither this Promissory Note nor any provision hereof may be amended, altered, modified, changed, waived, discharged or terminated, except by an instrument in writing signed by the Lender and its assigns.

    (b) Assignment. This Promissory Note is freely assignable in whole or in part, from time to time, by the Lender and the Lender may grant participation interests herein. Without limiting the foregoing, the Borrower understands and agrees that the Lender intends to and may sell, pledge, grant a security interest in, collaterally assign, transfer, deliver or otherwise dispose of this Promissory Note and Borrower's other Loan Documents (or any interest therein, or its rights and powers thereunder), from time to time, in connection with a Securitization. The Borrower may only assign this Promissory Note and the rights and obligations under this Promissory Note (including the rights to rebates or credits as provided in Section 4(d)) in full but not in part, (i) with the prior written consent of the Lender, (ii) to entities qualified to be Program Borrowers and (iii) in accordance with the Security Agreement and upon payment to Lender of (A) a fee in an amount equal to 1% of the outstanding Aggregate Loan Amount on the date of any such assignment and (B) all expenses incurred by the Lender in connection therewith (including attorneys fees and costs). This Promissory Note shall be binding upon Borrower, its heirs, devises, administrators, executives, personal representatives, successors, receivers, trustees, and permitted assignees, including all successors in interest of the Borrower, and shall inure to the benefit of the Lender, and the successors and assignees of the Lender.

     (c) Time of the Essence. For all payments to be made and obligations to be performed under this Promissory Note, time is of the essence.

     (d) Severability. Whenever possible this Promissory Note and each provision hereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof, and any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

     (e) No Waiver; Remedies Cumulative. No failure to exercise and no delay in exercising on the part of the Lender of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. All rights and remedies provided in this Promissory Note or any other Loan Document or any law shall be available to Lender and shall be cumulative.

     (f) Headings Descriptive. The headings of the various sections, subsections and paragraphs of this Promissory Note are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

     (g) GOVERNING LAW. THIS PROMISSORY NOTE AND ALL LOAN DOCUMENTS ARE ENTERED INTO IN THE STATE OF IDAHO, AND THE VALIDITY, ENFORCEABILITY, CONSTRUCTION AND INTERPRETATION OF THIS PROMISSORY NOTE SHALL BE CONSTRUED, APPLIED, ENFORCED AND GOVERNED UNDER AND BY THE LAWS OF THE STATE OF IDAHO WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. THE TERM "STATE" AS USED IN THIS PROMISSORY NOTE AND ALL OTHER LOAN DOCUMENTS SHALL MEAN THE STATE OF IDAHO.

     (h) Joint and Several Liability. If Borrower consists of more than one Person, the obligations and liabilities of each such Person hereunder shall be joint and several.

     14. Loan Pool Flexibility. Lender shall have the right, at its sole and absolute discretion upon written notice to Borrower, to transfer (a "Transfer"), within eighteen (18) months from the effective date of this Promissory Note, all or any of the Loans and all Liens related to such Loans, from the Program to any other loan program formed by Lender. Upon the occurrence of a Transfer, the Loan Documents shall be automatically amended and reclassified to reflect the Transfer. Borrower shall execute all amendments or other documents Lender deems necessary to effectuate a Transfer.

     15. Guaranty. Each of the undersigned, if more than one, (each, for purposes of this section only, a "Guarantor") intends to be obligated under this Promissory Note as a primary obligor; however, if any Guarantor is adjudged to be a surety by operation of law or otherwise, such Guarantor agrees that it shall be a guarantor of the Obligations and not an accommodation maker of the Promissory Note and each Guarantor further agrees as follows:

     (a) Guaranty of Obligations. The Guarantor, jointly and severally if more than one, irrevocably, absolutely and unconditionally guaranties (the "Guaranty") to the Lender the payment when due of all Obligations, including, without limitation, all amendments, modifications, supplements, renewals or extensions of any of the Loan Documents or Obligations, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any Obligation or the security therefor, or otherwise.

     (b) Nature of The Guaranty. The Guaranty is a guaranty of prompt and punctual payment and performance and is not merely a Guaranty of collection.
The obligation of the Guarantor to make payments to the Lender under this Guaranty are direct and primary obligations. Upon the occurrence and during the continuance of any Event of Default, the Guarantor understands and agrees that the Lender may, but is not required to, enforce this Guaranty independently of any other remedy or security the Lender may have or hold in connection with this Guaranty or the Obligations guarantied hereunder without first or ever proceeding against and/or exhausting any security or remedy against any other person or party or any Collateral. Without limiting the generality of the foregoing, the liability of the Guarantor under this Guaranty shall be absolute and unconditional notwithstanding any event or occurrence, including without limitation:

          (i) any defect in, or invalidity, illegality or unenforceability of any of the Loan Documents;

         (ii) the existence of any claim, defense or set-off which the Borrower or the Guarantor may have at any time against the Lender, whether in connection with the transactions contemplated by this Guaranty or otherwise;

        (iii) the existence or absence of any legal action to enforce the Loan Documents or any security therefor, the issuance of any judgment therefor or the execution of any such judgment;

         (iv) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, any Loan Document or any other agreement or instrument relating thereto, or any other amendment or waiver of or any consent to departure therefrom including, without limitation, any increase in the Obligation resulting from the extension of additional credit to the Borrower or otherwise;

          (v) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other Guaranty, for all or any of the Obligations;

         (vi) any manner of application of any Collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any Collateral or any other assets of the Borrower;

        (vii) any change, restructuring, merger, buy-out, sale, or termination of the structure or existence of the Borrower; or

       (viii) any impossibility or impracticality of performance, illegality, force majeure, any act of government, or any other circumstance which might otherwise constitute a defense available to, or a discharge, of the Borrower or the Guarantor, or any other circumstance or event or happening whatsoever, whether foreseen or unforeseen, and whether similar or dissimilar to anything referred to above in this Section.

     (c) Waiver. Except to the extent required by law and to the extent such requirement cannot be waived, the Guarantor (i) waives notice of acceptance, presentment, demand, notice of dishonor, protest, of this Guaranty and notice of any liability to which it may apply, (ii) waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations under the Promissory Note and any requirement that the Lender or the Borrower protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or any Collateral, and (iii) waives any rights it, the Borrower, any other guarantor or any other person may now or hereafter have to an appraisal of any security or Collateral for the Borrower's Obligations under the Promissory Note, including, without limitation, any such rights provided by statute.

     16. Adjustment to Interest Rate. Within four (4) months following the Closing Date, Lender shall have the right, at its sole and absolute discretion upon written notice (the date Lender provides such notice the "Adjustment Date") to Borrower, to adjust the Interest Rate to a interest rate equal to the ten-year treasury note rate at the Adjustment Date plus 4.25% per annum. Borrower shall, within two (2) days of such notice, execute and deliver to Lender an amended and restated fixed rate promissory note (the "Fixed Rate Note") in the form attached hereto as Exhibit A and dated as of the Adjustment Date, with the "Aggregate Loan Amount" and "Aggregate Credit Enhancement Amount" for the Fixed Rate Note stated as the then current outstanding "Aggregate Loan Amount" and "Aggregate Credit Enhancement Amount" of this Promissory Note, and the "Interest Rate" for the Fixed Rate Note stated as the ten-year treasury note rate at the Adjustment Date plus 4.25% per annum, plus any change to the Scheduled Monthly Loan Payment in Schedule I thereto necessitated from such adjustment. The maturity date for the Fixed Rate Note shall be the Stated Maturity Date in this Promissory Note. Upon Borrower's execution and delivery to Lender of the Fixed Rate Note, Lender shall mark this Promissory Note "Cancelled" and shall return it to Borrower. Borrower's failure to comply with the obligations contained in this section shall be an "Event of Default" under the Security Agreement.



              The remainder of this page intentionally left blank.

THIS DOCUMENT IS EXECUTED UNDER SEAL AND INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.

Attest:                             The Quizno's Corporation

By:/s/ Carri L. Bryan               By:/s/ Patrick Meyers
   ------------------                  ---------------------------
Name:Carri L. Bryan            Name:       Patrick Meyers
Title:Legal Manager                 Title: Vice President/General Counsel

Attest:                             The Quizno's Operating Company

By:/s/ Carri L. Bryan               By: /s/ Patrick Meyers
   ------------------                  ---------------------------
Name:Carri L. Bryan            Name:        Patrick Meyers
Title:Legal Manager                 Title: Vice President/General Counsel

Attest:                             S & S Company

By:/s/ Carri L. Bryan               By: /s/ Patrick Meyers
   ------------------                  ---------------------------
Name:Carri L. Bryan            Name:        Patrick Meyers
Title:Legal Manager                 Title: Vice President/General Counsel

Attest:                             The Quizno's Realty Company

By:/s/ Carri L. Bryan               By: /s/ Patrick Meyers
   ------------------                  ---------------------------
Name:Carri L. Bryan            Name:        Patrick Meyers
Title:Legal Manager                 Title: Vice President/General Counsel

Attest:                             The Quizno's Acquisition Company

By:/s/ Carri L. Bryan                By: /s/ Patrick Meyers
   ------------------                  ---------------------------
Name:Carri L. Bryan            Name:         Patrick Meyers
Title:Legal Manager                 Title: Vice President/General Counsel

Attest:                             The Quizno's Licensing Company

By:/s/ Carri L. Bryan                By: /s/ Patrick Meyers
   ------------------                  ---------------------------
Name:Carri L. Bryan            Name:         Patrick Meyers
Title:Legal Manager                 Title: Vice President/General Counsel

Attest:                             Quizno's Kansas, LLC

By:/s/ Carri L. Bryan                By: /s/ Patrick Meyers
   ------------------                  ---------------------------
Name:Carri L. Bryan            Name:         Patrick Meyers
Title:Legal Manager                 Title: Vice President/General Counsel

                                    Address: 1415 Larimer St., Denver, CO 80202

STATE OF COLORADO    )
                     )   ss.
COUNTY OF Denver     )


      On the 4th day of October, 1999, before me a Notary Public personally appeared Patrick Meyers, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he resides at 1415 Larimer Street, Denver, CO; that he is the VP/General Counsel of The Quizno's Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

           IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this 4th day of October, 1999.
                                    /s/ Candace R. Arnold
                                    ------------------------------
                                    Notary Public
My commission expires:
6/16/01
------------------------


STATE OF COLORADO      )
                       )   ss.
COUNTY OF Denver       )


On the 4th day of October, 1999, before me a Notary Public personally appeared Patrick Meyers, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he resides at 1415 Larimer Street, Denver, CO; that he is the VP/General Counsel of The Quizno's Operating Company, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

           IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this 4th day of October, 1999.
                                    /s/ Candace R. Arnold
                                    ------------------------------
                                    Notary Public
My commission expires:
--------------------------
6/16/01

STATE OF COLORADO    )
                     )   ss.
COUNTY OF Denver     )


     On the 4th day of October, 1999, before me a Notary Public personally appeared Patrick Meyers, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he resides at 1415 Larimer Street, Denver, CO; that he is the VP/General Counsel of S & S Company, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this 4th day of October, 1999.
------------------------------
                                  /s/ Candace R. Arnold
                                  Notary Public
My commission expires:
------------------------
6/16/01

STATE OF COLORADO    )
                     )   ss.
COUNTY OF Denver     )


     On the 4th day of October, 1999, before me a Notary Public personally appeared Patrick Meyers, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he resides at 1415 Larimer Street, Denver, CO; that he is the VP/General Counsel of The Quizno's Realty Company, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this 4th day of October, 1999.
------------------------------
                                  /s/ Candace R. Arnold
                                  Notary Public
My commission expires:
------------------------
6/16/01

STATE OF COLORADO    )
                     )   ss.
COUNTY OF Denver     )


     On the 4th day of October, 1999, before me a Notary Public personally appeared Patrick Meyers, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he resides at 1415 Larimer Street, Denver, CO; that he is the VP/General Counsel of The Quizno's Acquisition Company, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this 4th day of October, 1999.
------------------------------
                                  /s/ Candace R. Arnold
                                  Notary Public
My commission expires:
------------------------
6/16/01

STATE OF COLORADO    )
                     )   ss.
COUNTY OF Denver     )



     On the 4th day of October, 1999, before me a Notary Public personally appeared Patrick Meyers, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he resides at 1415 Larimer Street, Denver, CO; that he is the VP/General Counsel of The Quizno's Licensing Company, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this 4th day of October, 1999.
------------------------------
                                  /s/ Candace R. Arnold
                                  Notary Public
My commission expires:
------------------------
6/16/01

STATE OF COLORADO    )
                     )   ss.
COUNTY OF Denver     )



      On this 4th day of October, 1999, before me, a Notary Public, personally appeared Patrick Meyers known or identified to me (or proved to me on the oath of ___________________________ to be the VP/General Counsel of Quizno's Kansas, LLC, the limited liability company that executed the instrument, or the person who executed the instrument on behalf of said liability company, and acknowledged to me that such limited liability company executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                               /s/ Candace R. Arnold
                               -------------------------------------
                                    Notary Public
My commission expires:
------------------------------
6/16/01

                                   SCHEDULE I

                                SCHEDULE OF LOANS


                                                  Credit         Scheduled
   Loan           Date         Loan            Enhancement        Monthly       Maturity*  Ratable
  Number        of Loan       Amount              Amount          Loan Pmt        Date       Share
------------  ----------- ---------------  -----------------  --------------  -----------  ---------
Consolidated     10/5/99  $10,250,000.00     $1,138,888.89     $141,550.73     11/1/2009     83%
E. Arapahoe      10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
Gunpark          10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
Blue River       10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
E. Orchard       10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
Pearl Street     10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
S. University    10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
Grant Street     10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
S. Hover         10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
Lincoln Street   10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
West Colfax      10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
N. Washington    10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
W. Colfax        10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
18th Street      10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
Larimer          10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
W. 14th Street   10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
S. Tamarac       10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%
17th Street      10/5/99     $150,000.00        $16,666.67       $2,071.47     11/1/2009      1%





















*The Maturity Date above shall be increased when the Funding Date occurs one or more months later than the date of this Promissory Note, with the Maturity Date increased one month for each month after the date hereof (for example, a loan that is dated in June, that funds in August, would have each above Maturity Date increased by two months). The Maturity Date above is based on the date of this Promissory Note, which may or may not be the Funding Date.





                                  SCHEDULE II

                              CERTAIN DEFINITIONS

     "ACLC 1999-2 SBL Program" means the series of loans made by the Lender to the Program Borrowers in an aggregate amount not to exceed three hundred million dollars ($300,000,000.00) and to be funded by the Lender no later than December 31, 2001.

     "ACFI Closing Settlement Statement" means the document signed by the Borrower prior to closing that outlines the flow of funds for closing, as well as the Funding Date.

     "Closing Payment" means $285, 696.13, but will change if the Funding Date is any day other than the date hereof.

     "Credit Enhancement Amount" means, as applicable, each of the credit enhancement amounts set forth on Schedule I attached to the Promissory Note. Among Program Borrowers the percentage of Credit Enhancement to Aggregate Loan Amount may vary and the percentage amount for each Program Borrower is set by Lender in its sole and absolute discretion.

     "Funding Date" means the date the loan is actually closed and funds are wired (date of ACFI Closing Settlement Statement).

     "Interest Rate" means Ten and Ten Tenths percent (10.10%) per annum, unless changed by written agreement pursuant to the rate lock provision in the commitment letter between Lender and Borrower.

     "Loan Amount" means, as applicable, each of the loan amounts set forth on
Schedule I attached to the Promissory Note.

     "Loan Deficiency" means a delinquency or default with respect to any Loan or related Obligation.

     "Note Amount" means the Aggregate Credit Enhancement Amount plus the Aggregate Loan Amount.

     "Ratable Share" means, with respect to each Loan, the fraction, expressed as a percentage, corresponding to such Loan on Schedule I attached to the Promissory Note. For a given loan, its Ratable Share will equal the original Loan Amount (of said given loan) divided by the original Aggregate Loan Amount of the Borrower.

     "Scheduled Monthly Credit Enhancement Obligation Payment" means, with respect to each Loan, an amount equal to (a) the product of (i) the Interest Rate and (ii) the Credit Enhancement Amount for such Loan divided by (b) twelve
(12).

     "Scheduled Monthly Loan Payment" means, with respect to each Loan, the Scheduled Monthly Loan Payment corresponding to such Loan on Schedule I attached to the Promissory Note.

     "State" means the State of Idaho.

     "Stated Maturity Date" means, with respect to each Loan, the Maturity Date corresponding to such Loan listed on Schedule I attached to the Promissory Note.

                                                              Warehouse


                                ALLONGE

      Allonge endorsement attached to the Note, in the stated principal amount of $14,222,222.28, executed by The Quizno's Corporation; The Quizno's Operating Company; S & S Company; The Quizno's Realty Company; The Quizno's Acquisition Company; The Quizno's Licensing Company; and Quizno's Kansas, LLC payable to the order of AMRESCO COMMERCIAL FINANCE, INC., a Nevada corporation.

      Pay to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as custodian or trustee under the applicable custodian agreement or indenture, and its successors and/or assigns, without recourse or warranty.


                          AMRESCO COMMERCIAL FINANCE, INC.,
                          a Nevada corporation


                          By:_________________________________
                          Name: Dale Conder
                          Title:   Vice President

                                                         Securitization

                                ALLONGE


      Allonge endorsement attached to the Note, in the stated principal amount of $14,222,222.28, executed by The Quizno's Corporation; The Quizno's Operating Company; S & S Company; The Quizno's Realty Company; The Quizno's Acquisition Company; The Quizno's Licensing Company; and Quizno's Kansas, LLC payable to the order of AMRESCO COMMERCIAL FINANCE, INC., a Nevada corporation.

      Pay to the order of ACFI FUNDING CORP., a Delaware corporation without recourse or warranty.

                          AMRESCO COMMERCIAL FINANCE, INC.,
                          a Nevada corporation


                          By:_________________________________
                          Name: Dale Conder
                          Title:   Vice President




      Pay to the order of FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as custodian or trustee under the applicable custodial or trust agreement, without recourse or warranty.


                          ACFI FUNDING CORP.,
                          a Delaware corporation


                          By:_________________________________
                          Name: William C. Cole
                          Title:   Vice President